
                                                TOYOTA MOTOR CREDIT CORPORATION
                             SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                                DISTRIBUTION DATE OF JANUARY 15, 2003 FOR THE COLLECTION PERIOD
                                          DECEMBER 1, 2002 THROUGH DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A-1               Class A-2
                                                              Total                  Balance                 Balance
-----------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                      $1,552,000,000.00         $444,000,000.00          $387,000,000.00
  Senior Subordinate Tranche                                 $48,001,788.00
  Receivables Pool Balance                                $1,600,001,788.00
  Principal Factor                                               1.00000000              1.00000000               1.00000000
  Rate                                                                                     1.91375%                    2.79%
  Final Scheduled Payment Date                                                       June 16, 2003        December 15, 2004
  Number of Contracts                                               102,386
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     51.97 months
  Servicing Fee Rate                                                  1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                                      $1,146,498,143.93          $38,498,143.93          $387,000,000.00
  Senior Subordinate Tranche                                 $48,001,788.00
  Receivables Pool Balance                                $1,194,499,931.93
  Securities Pool Factor                                         0.73872303              0.08670753               1.00000000
  Number of Contracts                                                88,065
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     45.44 months
  Precompute and Simple Interest Advances                     $2,370,559.86
  Payahead Account Balance                                      $305,149.54
  Interest Shortfall                                                  $0.00                   $0.00                    $0.00
  Principal Shortfall                                                 $0.00                   $0.00                    $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                      $1,100,309,092.56                   $0.00          $379,309,092.56
  Senior Subordinate Tranche                                 $47,639,882.46
  Receivables Pool Balance                                $1,147,948,975.02
  Securities Pool Factor                                         0.70896204              0.00000000               0.98012685
  Number of Contracts                                                86,248
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     44.60 months
  Precompute and Simple Interest Advances                     $2,404,998.54
  Payahead Account Balance                                      $337,960.56
  Interest Shortfall                                                  $0.00                   $0.00                    $0.00
  Principal Shortfall                                                 $0.00                   $0.00                    $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                             Class A-3              Class A-4               Subordinated
                                                              Balance                Balance              Seller's Interest
-----------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                        $457,000,000.00         $264,000,000.00
  Senior Subordinate Tranche                                                                                  $48,001,788.00
  Receivables Pool Balance
  Principal Factor                                               1.00000000              1.00000000
  Rate                                                                3.76%                   4.39%
  Final Scheduled Payment Date                               June 15, 2006            May 15, 2009              May 15, 2009
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
  Securities Balance                                        $457,000,000.00         $264,000,000.00
  Senior Subordinate Tranche                                                                                  $48,001,788.00
  Receivables Pool Balance
  Securities Pool Factor                                         1.00000000              1.00000000               1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                  $0.00                   $0.00
  Principal Shortfall                                                 $0.00                   $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                        $457,000,000.00         $264,000,000.00
  Senior Subordinate Tranche                                                                                  $47,639,882.46
  Receivables Pool Balance
  Securities Pool Factor                                         1.00000000              1.00000000              0.992460582
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                  $0.00                   $0.00
  Principal Shortfall                                                 $0.00                   $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
  Initial Deposit Amount                                                                                               $0.00
  Specified Reserve Account Percentage                                                                                 0.00%
  Specified Reserve Account Amount                                                                                     $0.00
  Specified Reserve Account Percentage
    (if Condition i or ii met)                                                                                          3.50%
  Specified Reserve Account Amount
    (if Condition i or ii met)                                                                                $38,510,818.24

  Beginning Balance                                                                                                    $0.00
  Total Withdraw                                                                                                       $0.00
  Amount Available for Deposit to the Reserve Account                                                          $2,637,499.09
                                                                                                         --------------------
  Reserve Account Balance Prior to Release                                                                     $2,637,499.09
  Reserve Account Required Amount                                                                                      $0.00
  Reserve Account Release to Seller                                                                            $2,637,499.09
                                                                                                         --------------------
  Ending Reserve Account Balance                                                                                       $0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
  Total Amount Available                                                                                       $8,000,009.00

  Beginning of Period Balance                                                                                          $0.00
  Draws                                                                                                                $0.00
  Reimbursements                                                                                                       $0.00
                                                                                                         --------------------
  End of Period Balance                                                                                                $0.00

  Current Period Undrawn Amount                                                                                $8,000,009.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
                                                                                       Vehicles             Amount
                                                                                       --------             ------

  Liquidated Contracts                                                                    44
                                                                                          --
  Gross Principal Balance of Liquidated Receivables                                                              $607,756.58
  Net Liquidation Proceeds Received During the Collection Period                                                ($315,857.74)
  Recoveries on Previously Liquidated Contracts                                                                   ($6,410.19)
                                                                                                   --------------------------
  Aggregate Credit Losses for the Collection Period                                                              $285,488.65
                                                                                                   --------------------------

  Cumulative Credit Losses for all Periods                                                157                    $947,903.84
                                                                                          ---      --------------------------
  Repossessed in Current Period                                                           29
                                                                                          --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                Annualized Average
FOR EACH COLLECTION PERIOD:                                                                             Charge-Off Rate
    Second Preceding Collection Period                                                                                 0.21%
    First Preceding Collection Period                                                                                  0.20%
    Current Collection Period                                                                                          0.29%
-----------------------------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                                    0.23%
Charge-off Rate Indicator ( (greater than) 2.25%)                                                          CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
                                                                Percent   Contracts      Percent            Amount
                                                                -------   ---------      -------            ------

  31-60 Days Delinquent                                             1.04%          899       1.16%            $13,357,106.97
  61-90 Days Delinquent                                             0.18%          158       0.21%             $2,384,728.07
  Over 90 Days Delinquent                                           0.20%          176       0.20%             $2,346,065.08
                                                                          -------------            --------------------------
  Total Delinquencies                                                            1,233                        $18,087,900.12
                                                                          =============            ==========================

  Repossessed Vehicle Inventory                                                     94 *


   * Included with delinquencies above



RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                 0.29%
    First Preceding Collection Period                                                                                  0.34%
    Current Collection Period                                                                                          0.39%

-----------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                    0.34%
Delinquency Percentage Indicator ( (greater than) 2.25%)                                                   CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------


                                                TOYOTA MOTOR CREDIT CORPORATION
                             SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
                               DISTRIBUTION DATE OF JANUARY 15, 2003 FOR THE COLLECTION PERIOD
                                        DECEMBER 1, 2002 THROUGH DECEMBER 31, 2002 002

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A-1               Class A-2
                                                              Total                  Balance                 Balance
--------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received                                $45,943,200.33
  Interest Payments Received                                  $7,275,681.54
  Net Precomputed Payahead Amount                               ($32,811.02)
  Aggregate Net Liquidation Proceeds Received                   $322,267.93
  Principal on Repurchased Contracts                                  $0.00
  Interest on Repurchased Contracts                                   $0.00
                                                       ---------------------
  Total Collections                                          $53,508,338.78
  Net Simple Interest Advance Amount                             $30,493.97
  Net Precomputed Advance Amount                                  $3,944.71
                                                       ---------------------
  Total Available Amount                                     $53,542,777.46

AMOUNTS DUE
  Servicing Fee                                                 $995,416.61
  Accrued and Unpaid Interest                                 $3,358,904.85
  Principal                                                  $46,550,956.91
  Reserve Account                                             $2,637,499.09
                                                       ---------------------
  Total Amount Due                                           $53,542,777.46

ACTUAL DISTRIBUTIONS
  Servicing Fee                                                 $995,416.61
  Interest                                                    $3,358,904.85              $61,396.52              $899,775.00
  Principal                                                  $46,550,956.91          $38,498,143.93            $7,690,907.44
  Reserve Account                                             $2,637,499.09
                                                       ---------------------   ---------------------  -----------------------
  Total Amount Distributed                                   $53,542,777.46          $38,559,540.45            $8,590,682.44
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                             Class A-3              Class A-4               Subordinated
                                                              Balance                Balance              Seller's Interest
--------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts

  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount

  Total Available Amount

AMOUNTS DUE
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Account

  Total Amount Due

ACTUAL DISTRIBUTIONS
  Servicing Fee
  Interest                                                    $1,431,933.33             $965,800.00              N/A
  Principal                                                           $0.00                   $0.00              $361,905.54
  Reserve Account
                                                        --------------------  -------------------------  ----------------------
  Total Amount Distributed                                    $1,431,933.33             $965,800.00              $361,905.54
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN

Precomputed Contracts
  Scheduled Principal Collections                                                                                  $773,628.42
  Prepayments in Full                                                                112 contracts                 $391,106.67
  Repurchased Receivables Principal                                                                                      $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                                       $0.00
  Total Collections                                                                                              $1,315,010.11
  Advances - Reimbursement of Previous Advances                                                                          $0.00
  Advances - Current Advance Amount                                                                                  $3,944.71
  Payahead Account - Payments Applied                                                                                    $0.00
  Payahead Account - Additional Payaheads                                                                           $32,811.02

Simple Interest Contracts
  Collected Principal                                                                                           $27,889,659.99
  Prepayments in Full                                                               1661 contracts              $16,888,805.25
  Collected Interest                                                                                             $7,125,406.52
  Repurchased Receivables Principal                                                                                      $0.00
  Repurchased Receivables Interest                                                                                       $0.00
  Advances - Reimbursement of Previous Advances                                                                          $0.00
  Advances - Current Advance Amount                                                                                 $30,493.97

-------------------------------------------------------------------------------------------------------------------------------




I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Burraston
-------------------------------------------------------
Angela Burraston
ABS Accounting Manager


                                     Page 2